Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.oakfunds.com/reports. You can also get this information at no cost by calling 1-888-462-5386, by sending an e-mail request to OakFunds2@alpsinc.com, or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information (“SAI”), both dated March 1, 2011, are incorporated by reference to this Summary Prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

INVESTMENT GOAL

The Fund seeks long-term capital growth.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.74%
Other Expenses	0.60%
Total Annual Fund Operating Expenses	1.34%
Less Fee Waivers and Expense Reimbursements*	-0.09%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.25%

*

The Adviser has contractually agreed for a period of one year from the date of this Prospectus to waive all or a portion of its fee for the Fund (and to reimburse expenses to the extent necessary) in order to limit Fund total operating expenses to an annual rate of not more than 1.25% of average daily net assets. This contractual fee waiver may only be terminated by the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$127	$416	$725	$1,063

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SUMMARY PROSPECTUS | WOGSX

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turnover” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY OF THE FUND

The Fund invests primarily (at least 80% of its net assets) in common stocks of established U.S. companies with large market capitalizations (equity market capitalization of more than $5 billion). In selecting investments for the Fund, the Adviser chooses stocks of companies which it believes have above-average growth potential at attractive prices. The Adviser’s investment process begins with a top-down analysis of industry sectors that it believes have the best potential for long-term growth based on an overall analysis of the economy and interest rate trends. It then focuses on the key performers in those areas based on a highly qualitative, subjective analysis of individual companies’ fundamental values, such as earnings growth potential and the quality of corporate management. The Adviser’s investment strategy often involves overweighting the Fund’s position in the industry sectors which it believes hold the most growth potential relative to the weightings such industry sectors represent in the Fund’s benchmark.

The Adviser purchases companies for the long-term, and seeks to keep the Fund’s portfolio turnover to a minimum relative to its peers. The Adviser may sell a security if the reason for its original purchase changes or when better opportunities are available.

PRINCIPAL RISKS OF INVESTING IN THE FUND

You could lose money on your investment in the Fund and the Fund could also return less than other investments.

Fluctuations in the value of the securities in which the Fund invests will cause the Fund’s net asset value, or share price, to fluctuate. Historically, the equity markets have moved in cycles and the value of the Fund’s equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility which is the principal risk of investing in the Fund. An investment in the Fund may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

Although the Fund is diversified, its investment strategy often involves overweighting the Fund’s position in the industry sectors which it believes hold the most growth potential. As a result, poor performance or adverse economic events affecting one or more of these overweighted sectors could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.

Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S.

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companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

The Fund is an actively managed mutual fund. Any actively managed mutual fund is subject to the risk that its investment adviser will make poor stock selections. Oak Associates, ltd., the Fund’s investment adviser, applies its own investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results. This risk may cause the Fund to underperform other funds with a similar investment objective.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

The bar chart shows changes in the Fund’s performance from calendar year to calendar year.

AVERAGE ANNUAL TOTAL RETURNS

This table compares the Fund’s average annual total returns for the periods ended December 31, 2010 to those of the S&P 500 Index.

	1 Year	5 Years	10 Years	Since Inception*
Fund Returns Before Taxes	14.91%	4.21%	-4.52%	7.92%
Fund Returns After Taxes on Distributions**	14.91%	4.21%	-4.52%	7.88%
Fund Returns After Taxes on Distributions and Sale of Fund Shares**	9.69%	3.62%	-3.71%	7.19%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	1.41%	8.18%

*	The Fund’s inception date is 8/3/92. Index returns provided from 8/31/92.
**

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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INVESTMENT ADVISER	PORTFOLIO MANAGER
Oak Associates, ltd.	James D. Oelschlager, President of Oak Associates, ltd.
Portfolio Manager of the Fund since 1992.

Mark W. Oelschlager, CFA, Portfolio Manager
Portfolio Manager of the Fund since 2010.

Robert D. Stimpson, CFA, CMT, Portfolio Manager
Portfolio Manager of the Fund since 2010.

PURCHASE AND SALE OF FUND SHARES

The minimum initial investment in the Fund is $2,000 (or $1,000 with a Systematic Investment Plan). Each additional investment must be at least $25. You may purchase and sell shares in the Fund on a day when the New York Stock Exchange is open for business. Shares of the Fund may be redeemed directly through Oak Associates Funds or through your financial intermediary. For more information about buying and selling shares, refer to the section “Purchasing, Selling and Exchanging Fund Shares” on page 35 of the Fund’s complete prospectus or call 1-888-462-5386.

TAX INFORMATION

The Fund intends to distribute substantially all of its ordinary income and any capital gains to its shareholders. The Fund’s distributions may be taxable to you. For more information on distributions from the Fund, refer to the sections “Dividends and Distributions” and “Taxation of the Funds” on page 42 of the Fund’s complete prospectus.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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